UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 5, 2019, EQT Corporation made available to senior management the following letter:

EQT Corporation 625 Liberty Avenue, Suite 1700 | Pittsburgh, PA 15222-3111 p: 412.553.5700 | www.eqt.com

May 5, 2019

EQT Senior Management,

I am writing to you to clarify any confusion around the litigation recently filed by Toby Rice.  It is unfortunate that these PR-inspired, diversionary tactics have been employed to take attention away from the terrific work that you are all doing at EQT and the impressive momentum shown in our first quarter results.  My thanks and congratulations to each of you.

Mr. Rice has claimed that EQT is threatening to rely on the consent language in our standard form director and officer questionnaire to include the Rice nominees on EQT’s proxy card.  However, that language states: “I consent to being named as a director or executive officer in the Company’s filings with the SEC, including in any registration statements made under the Securities Act of 1933, as amended.”

The Company is required to name its directors and executive officers in certain SEC filings, and we believe it is clear that the consent applies only after such individuals actually become directors or executive officers. Therefore, we believe that there is no basis to Mr. Rice’s claim.  We have never made any statement, publicly or privately, that we had any intention of doing what Mr. Rice claims, or that the consent language even permitted that.

We believe Mr. Rice’s litigation — which was initiated and announced via press release shortly before the Company’s earnings conference call — was merely a tactic intended to distract focus from the Company’s strong first quarter financial results and outstanding recent operational performance.  Fortunately most securities analysts who have subsequently published research reports on EQT recognized the importance of the Company’s first quarter results.

Mr. Rice also claims that EQT is threatening to not approve the Rice nominees for purposes of the change of control provisions in the credit agreement.  Once again, EQT has never made any public or private statement threatening to withhold such approval.  In fact, at the time Mr. Rice publicly raised the issue, the Board was already actively considering the request he had previously made privately.  The EQT directors take their responsibilities seriously and make decisions carefully in the best interests of EQT and its shareholders and on the basis of investigation, information and deliberation.  Accordingly, after due consideration, the Board approved the slate of Rice nominees solely for purposes of the change of control provisions in the credit agreement.  To be clear, EQT does not support the slate of Rice nominees and believes that their election is not in the best interests of shareholders.

We have written to Mr. Rice clarifying the above, and we hope that the distraction of this lawsuit will soon be gone.  In the meanwhile, we appreciate the effort that all of you make every day to make EQT successful.

Rob McNally

Important Information

EQT Corporation (the “Company”) intends to file a proxy statement and associated GOLD proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”).  Details concerning the nominees of the Company’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy at EQT, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2019 Annual Meeting.  Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Current Report on Form 8-K filed on March 7, 2019, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 14, 2019, the Company’s Current Reports on Form 8-K filed on November 13, 2018, October 25, 2018 (Accession No. 0001104659-18-063798), October 25, 2018 (Accession No. 0001104659-18-063732), September 4, 2018, and August 9, 2018 and the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the SEC on April 27, 2018.  To the extent holdings of such participants in the Company’s securities have changed since the amounts described in (or are not set forth in) the proxy statement for the 2018 Annual Meeting of Shareholders, such changes (or initial ownership information and subsequent changes) have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Cautionary Statements

This communication contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of the Company and its subsidiaries. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2018, as updated by any subsequent Form 10-Qs, and those set forth in the other documents the Company files from time to time with the SEC.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.